Exhibit 99.2

Allegheny Technologies Incorporated

Pro Forma Consolidated Financial Statements

(Unaudited)

On November 4, 2013, the Company completed the sale of its tungsten materials business (“the disposal group”), which produces tungsten powder, tungsten heavy alloys, tungsten carbide materials, and carbide cutting tools, to Kennametal Inc., and the Company accounted for the disposal group as discontinued operations as of the end of its third quarter ended September 30, 2013.

The following unaudited pro forma consolidated balance sheet as of September 30, 2013 and unaudited pro forma consolidated statements of operations of Allegheny Technologies Incorporated for the fiscal years ended December 31, 2012, 2011 and 2010, give effect to this sale. As we accounted for the disposal group as discontinued operations in our Form 10-Q filing for the period ended September 30, 2013, we have not included the pro forma statements for the consolidated operations for this nine month period then ended. The pro forma consolidated financial statements have been prepared by management of the Company based upon the historical financial statements of the Company and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The consolidated balance sheet as of September 30, 2013 filed in our Form 10-Q for the quarter ended September 30, 2013, presented the net assets of the disposal group as assets and liabilities held for sale. The pro forma consolidated balance sheet reflects the closing transaction as if such a transaction had been consummated on September 30, 2013.

The pro forma consolidated statements of operations set forth the effect of the disposition as if it had occurred on January 1, 2010.

The pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the sale had occurred on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of the Company included in its annual report on Form 10-K for the year ended December 31, 2012.

Allegheny Technologies Incorporated and Subsidiaries

Pro Forma Consolidated Balance Sheet

September 30, 2013

(In millions)

(Unaudited)

	As Reported	Proforma Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$535.7	$605.6	(a)	$1,141.3
Accounts receivable, net of allowances for doubtful accounts	576.9	—		576.9
Inventories, net	1,344.9	—		1,344.9
Prepaid expenses and other current assets	120.6	(82.1	) (b)	38.5
Current assets of discontinued operations	115.4	(108.4	) (c)	7.0

Total Current Assets	2,693.5	415.1		3,108.6
Property, plant and equipment, net	2,744.7	—		2,744.7
Cost in excess of net assets acquired	728.1	—		728.1
Deferred income taxes	—	—		—
Other assets	348.0	—		348.0
Non-current assets of discontinued operations	85.0	(68.9	) (c)	16.1

Total Assets	$6,599.3	$346.2		$6,945.5

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$401.9	$—		$401.9
Accrued liabilities	304.9	77.4	(b),(d),(e)	382.3
Deferred income taxes	8.2	—		8.2
Short term debt and current portion of long-term debt	419.9	—		419.9
Current liabilities of discontinued operations	33.7	(13.0	) (c),(f)	20.7

Total Current Liabilities	1,168.6	64.4		1,233.0
Long-term debt	1,542.2	—		1,542.2
Accrued postretirement benefits	475.0	—		475.0
Pension liabilities	702.4	—		702.4
Deferred income taxes	52.1	—		52.1
Other long-term liabilities	94.9	(1.3	) (c),(f)	93.6

Total Liabilities	4,035.2	63.1		4,098.3

Equity:
ATI Stockholders’ Equity:
Preferred stock	—	—		—
Common stock	11.0	—		11.0
Additional paid-in capital	1,181.2	—		1,181.2
Retained earnings	2,335.9	281.0	(g)	2,616.9
Treasury stock	(78.8)	—		(78.8)
Accumulated other comprehensive loss, net of tax	(982.6)	2.1	(h)	(980.5)

Total ATI stockholders’ equity	2,466.7	283.1		2,749.8
Noncontrolling interests	97.4	—		97.4

Total Equity	2,564.1	283.1		2,847.2

Total Liabilities and Equity	$6,599.3	$346.2		$6,945.5

(a)	To recognize proceeds from Kennemetal Inc., which has been adjusted for working capital levels as of September 30, 2013.
(b)	Reclassify $82.1 million accrued income tax receivable to a payable since the transaction results in a payable position.
(c)	To record removal of net assets held for sale and goodwill allocated to this business.
(d)	Record accrual of $8.3 million for transaction costs.
(e)	To recognize estimated income tax expense on the estimated gain at an effective rate of 35%.
(f)	As part of the agreement to sell the tungsten materials business, the Company has agreed to indemnify the buyer for a five year period for conditional asset retirement obligation costs up to $13 million. This adjustment is to record an additional $9.5 million reserve in current liabilities for this idemnity and reclassify the $3.5 million reserve reported in other long-term liabilities to current.
(g)	To record estimated gain on disposition:

Cash proceeds	$605.6
Less net assets sold	(142.3)
Less estimated transaction costs	(8.3)
Less goodwill allocated to business disposed	(11.2)
Less accrual for conditional asset retirement obligation costs	(9.5)
Less cumulative translation adjustment	(2.1)

Pro forma gain before taxes	432.2
Less estimated income tax expense	(151.2)

Pro forma gain	$281.0

(h)	To record cumulative translation adjustment related to the business sold to earnings as a result of its substantial liquidation.

Allegheny Technologies Incorporated and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2012

(In millions, except per share amounts)

(Unaudited)

	As Reported	Proforma Adjustments (a)	Proforma
Sales	$5,031.5	$(329.0)	$4,702.5
Costs and expenses:
Cost of sales	4,338.3	(242.1)	4,096.2
Selling and administrative expenses	377.8	(51.8)	326.0

Income before interest, other income and income taxes	315.4	(35.1)	280.3
Interest expense, net	(71.6)	—	(71.6)
Other income, net	0.2	(0.2)	—

Income before income taxes	244.0	(35.3)	208.7
Income tax provision	76.2	(11.5)	64.7

Net income	167.8	(23.8)	144.0
Less: Net income attributable to noncontrolling interests	9.4	—	9.4

Net income attributable to ATI	$158.4	$(23.8)	$134.6

Basic net income attributable to ATI per common share	$1.49	$(0.22)	$1.27

Diluted net income attributable to ATI per common share	$1.43	$(0.20)	$1.23

(a)	The adjustment column is to remove the operating results for the Company’s tungsten materials business to reflect the consummation of the sale of this business as if it occurred as of January 1, 2010.

Allegheny Technologies Incorporated and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2011

(In millions, except per share amounts)

(Unaudited)

	As Reported	Proforma Adjustments (a)	Proforma
Sales	$5,183.0	$(342.3)	$4,840.7
Costs and expenses:
Cost of sales	4,369.8	(256.9)	4,112.9
Selling and administrative expenses	382.1	(56.5)	325.6

Income before interest, other income and income taxes	431.1	(28.9)	402.2
Interest expense, net	(92.3)	—	(92.3)
Other income, net	0.6	—	0.6

Income before income taxes	339.4	(28.9)	310.5
Income tax provision	116.3	(9.9)	106.4

Net income	223.1	(19.0)	204.1
Less: Net income attributable to noncontrolling interests	8.8	—	8.8

Net income attributable to ATI	$214.3	$(19.0)	$195.3

Basic net income attributable to ATI per common share	$2.09	$(0.19)	$1.90

Diluted net income attributable to ATI per common share	$1.97	$(0.17)	$1.80

(a)	The adjustment column is to remove the operating results for the Company’s tungsten materials business to reflect the consummation of the sale of this business as if it occurred as of January 1, 2010.

Allegheny Technologies Incorporated and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2010

(In millions, except per share amounts)

(Unaudited)

	As Reported	Proforma Adjustments (a)	Proforma
Sales	$4,047.8	$(257.8)	$3,790.0
Costs and expenses:
Cost of sales	3,557.5	(200.5)	3,357.0
Selling and administrative expenses	304.9	(49.3)	255.6

Income before interest, other income and income taxes	185.4	(8.0)	177.4
Interest expense, net	(62.7)	—	(62.7)
Other income, net	3.0	(0.2)	2.8

Income before income taxes	125.7	(8.2)	117.5
Income tax provision	47.0	(3.0)	44.0

Net income	78.7	(5.2)	73.5
Less: Net income attributable to noncontrolling interests	8.0	—	8.0

Net income attributable to ATI	$70.7	$(5.2)	$65.5

Basic net income attributable to ATI per common share	$0.73	$(0.05)	$0.68

Diluted net income attributable to ATI per common share	$0.72	$(0.05)	$0.67

(a)	The adjustment column is to remove the operating results for the Company’s tungsten materials business to reflect the consummation of the sale of this business as if it occurred as of January 1, 2010.